EXHIBIT 10.3


                                     ALLONGE


      THIS ALLONGE, effective as of October 29, 2004, amends that certain Promissory Note (the "Note") dated May 5, 2003 in the principal amount of $200,000 payable to Barry D. Lasker and assigned to Samson Exploration N.L. on February 24, 2004 ("Holder") by Kestrel Energy, Inc., a Colorado corporation ("Maker").

                                    RECITALS

      WHEREAS, Maker and Holder wish to amend the Note to extend the term of the Note.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Maker and Holder hereby agree as follows:

      The last sentence of paragraph No. 2 of the Note is hereby amended to read as follows:

      For purposes of this Note, the "Repayment Date" is the earlier to occur of that date which is three (3) years following the date of this Agreement or the date which is mutually agreed upon by the Lender and the Borrower, including but not limited to any requirements for early repayment found in the Revolving Credit Loan Agreement between the parties of even date herewith (the "Loan Agreement").

      Except as expressly amended herein, the Note shall remain the same.

      In the event of a conflict between the terms of the Note and this Allonge, the terms of this Allonge shall control.

      This Allonge (a) may not be amended except by a writing signed by the Maker and the Holder; and (b) shall be governed by Colorado law.


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      IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be executed as of the date first written above and attached to the Note.


HOLDER:                                         MAKER:

SAMSON EXPLORATION N.L.                         KESTREL ENERGY, INC.


By: /s/ DENIS I. RAKICH                         By: /s/ TIMOTHY L. HOOP
----------------------------                    -------------------------------
   Denis I. Rakich,                                Timothy L. Hoops, President
   Company Secretary


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